SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:
XPreliminary Proxy Statement
					  Confidential, for Use of the 								    	Commission Only (as permitted
by
								Rule 14a-6(e) (2))

 Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

 		             Creative Technologies Corp.
_______________________________________________________________________________
(Name of Registrant as Specified in Its Charter)
_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
 X$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
  Item 22(a)(2) of Schedule 14A.
  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)
  (3).
  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
               (1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________


	(2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________


	(4) Proposed maximum aggregate value of transaction:
_______________________________________________________________________________


	(5) Total fee paid:
_______________________________________________________________________________


	 Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2) Form, Schedule or registration Statement No.:
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	(4) Date Filed:




ctc\schedule.14a




MICEL CORP.
445 CENTRAL AVENUE
CEDARHURST, NEW YORK 11516

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, NOVEMBER 13, 1996

TO OUR SHAREHOLDERS:

		The Annual Meeting of Shareholders of Micel Corp. (the "Company") will be held at the offices of Singer Zamansky LLP, 40 Exchange Place, New York, New
York 10005, on Wednesday, November 13, 1996 at 4:00 P.M. E.S.T., to consider the following proposals:

1.	To elect four directors, each to serve for a term of one year or until their respective successors are elected and qualify;

2.	To ratify the appointment of Arthur Andersen & Co. as independent auditors of the Company;

3.	To authorize a one-for-ten reverse stock split of the Companys Common Stock;

4.	To approve the amendment to the Companys 1990 Stock Option Plan increasing the number of shares of Common Stock which may be issued under the Plan from 2,500,000 to 8,000,000; and

5.	To transact such other business as may properly come before the meeting.

		Shareholders of record on the books of the Company at the close of business on
 October 11, 1996 will be entitled to vote at the meeting or any adjournment thereof.  A copy of the annual report containing the financial statements of the Company for the fiscal year ended September 30, 1995 is enclosed.

		All Shareholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly.  Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

Dated:  New York, New York
	 October 11, 1996

						By Order of the Board of Directors


						Marvin Neiman, Secretary




MICEL CORP.
445 CENTRAL AVENUE
CEDARHURST, NEW YORK 11516

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS



		This Proxy Statement is furnished in connection with the solicitation by the
Board of Directors of Micel Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of
Singer Zamansky LLP, 40 Exchange Place, 20th Floor, New York, New York 10005
on Wednesday, November 13, 1996, at 4:00 P.M. (E.S.T.), and for any
adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

		Any shareholder giving such a proxy has the power to revoke the same at any time before it is voted by giving written notice to the Secretary of the
Company or by providing him with a later-dated proxy.  Attendance at the meeting shall not have the effect of revoking a proxy unless the Shareholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

		The principal executive offices of the Company are located at 445 Central
Avenue, Cedarhurst, New York  11516.  The approximate date on which this
Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's shareholders is October 13, 1996.



VOTING SECURITIES


		Holders of shares of Common Stock, par value $.001 per share (the "Shares"), of record as at the close of business on October 11, 1996, are entitled to vote at the meeting. On the record date, there were issued and outstanding 53,153,800 Shares. Each outstanding Share is entitled to one
vote upon all matters to be acted upon at the meeting.   The holders of a
majority of the aggregate of the outstanding shares of Common Stock voting as a group shall constitute a quorum.

PRINCIPAL STOCKHOLDERS


		The following table sets forth as of September 16, 1996, certain information as to the stock ownership of each person known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns any shares of the Company's Common
Stock and by all officers and directors as a group:


								Percentage of
Name of			Amount and Nature of		Class as of

Beneficial Owner	       Beneficial Ownership(1)	          Sep. 16, 1996

Bonnie Septimus (2)		4,460,000			8.9%
72 Lord Avenue
Lawrence, New York

Barry Septimus (3)		4,954,365			9.7%
72 Lord Avenue
Lawrence, New York

Benjamin Sporn		480,000 (4)    	                 	*

Heather Loren			2,300,250			4.6%

Barry Braunstein (4)		1,020,000			2%

Ron Levy			     -0-				*

All officers and directors
as a group (5 persons)		3,800,250			7.1%




 *	Less than 1%



(1) Except as otherwise indicated, all shares are beneficially owned, and sole voting and investment power is held by the persons named.

(2) This includes 60,000 shares of Common Stock owned by certain of her children but does not include shares listed below owned by her husband, Barry Septimus, shares of Common Stock held in trust for her children where she is not the Trustee or shares owned by her independent children.
(3) Does not include Shares owned by Mr. Septimus' children or his wife, Bonnie Septimus, listed above. Mr. Septimus disclaims beneficial ownership of these Shares. The amount includes 2,240,000 shares of Common Stock owned by Quest Enterprises, Inc., which is 50% owned by Mr. Septimus. Also includes 614,365 Shares issuable upon exercise of options and warrants owned by Quest Enterprises, Inc.

(4)  Includes 30,000 Shares issuable upon exercise of stock options.

(5) Consists of 20,000 Shares issuable upon exercise of stock options and Shares which have been purchased by Mr. Braunstein's family in a private placement in September 1994. Mr. Braunstein disclaims beneficial interest in these shares.



PROPOSAL 1

ELECTION OF DIRECTORS



		At the meeting, four Directors will be elected by the shareholders to serve until the next annual meeting of the shareholders or until their successors are elected and shall qualify.  The accompanying form of proxy will be voted for the election as Directors of the four persons named below, unless the proxy contains contrary instructions.  Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.
Management has no reason to believe that any of then
es should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

		The following is information about each nominee:


	Benjamin Sporn (age 58) has been a Director of the Company since December 1990 and Chairman of the Board since November 17, 1993. Mr. Sporn has been an attorney in private practice since January 1990 and Vice President-Legal of Applied Microbiology, Inc. since 1992.
From 1964 until December 1989, Mr. Sporn was an attorney with AT&T and retired as General Attorney for Intellectual Property Matters. Mr. Sporn is Chairman of Creative Technologies Corp.

	Barry Braunstein (37) has been a Director of the Company since April 1994. From June 1983 to the present, he has been the administrator of Laconia
Nursing Home in Bronx, New York. Mr. Braunstein received his B.A. Degree from Adelphia University in 1985.

	Heather Loren (28) has been a Director of the Company since August 1995. From September 1994 until the present, Ms. Loren has been a consultant with the firm of Coopers & Lybrand, LLP. From December 1991 until August 1992, she was in geriatric research at Hadasa Hospital in Jerusalem. From June, 1989 until December 1991 she held various managerial positions at the Bridgeport Healthcare Center and White Plains Nursing Home. She received her
 Masters degree in Management from Northwestern University in 19

	Ron Levy, (48) has been President and Director of the Company since October
1, 1996.  Prior to that time he was a consultant to Microkim Ltd, the
Companys wholly owned subsidiary.  From October 1992 to November 1995 he was
President and Chief Executive Officer at EUROM FlashWare Solutions Ltd. and
from September 1990  to September 1992 he was Project Manager at SanDisk
Corporation in Santa Clara, CA.  From September 1982 until September 1990 he was a manager of Tadiran Communication Micro Electronic Cente

	The Board of Directors held four meetings in the fiscal year ended September
 30, 1996.  The Company does not have a standing audit, nominating or compensation committee.  To the Company's knowledge, there were no delinquent 16(a) filers for transactions in the Company's securities during fiscal year ended September 30, 1996.

	THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS
WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY
CHOICE.


Executive Compensation

	The following table sets forth all compensation received for services rendered to the Company by certain executive officers during each of the past three fiscal years. No other executive officer received compensation in excess of $100,000 during any of the last three fiscal years.

SUMMARY COMPENSATION TABLE
		 	Annual 	Compensation				Long-Term 											Compensation
Name and Principal
Position          				Year       Salary ($)         Other Annual Awards Options
                         							    Compensation






Joseph Moscovitz, President
Chief Executive Officer

                                                         1995
      $76,976
              18,323 (1)
150,000



                                                          1994 (2)
     $36,153
        $8,424(1)
     -0-


____________________________
(1)	Total value of non-cash compensation.

(2)	Represents compensation for a partial year.  In 1994 he was compensated at the rate of $82,204 per annum.

					OPTION GRANTS IN 1995



                                     Percent of Total
Name (a)                             Options Granted
                  Options Granted (b) To Employess in  Exercise  Expiration
                                      Fiscal Year 1955 Price (d) Date (e)
Joseph Moscovitz       150,000           27%           $.06     November, 2000
 ____________________________
(1)	Exercisable to the extent of 25% on December 31, 1995 and 25% per year on
December 31, 1996, December 31, 1987 and December 31, 1998.


AGGREGATED OPTION EXERCISES IN 1995 AND FOR YEAR-END VALUES







                                                                  Value of
                                                                 Unexercised
                                       Number of Unexercised    in-the-money
                                                                Options at
                                                                 Fiscal Year
                                      Options at at Fiscal year        End
                                            End





Shares Acquired            Value          Exercisable/         Exercisable/
on Exercise (#) (b)      Realized ($)     Unexercisable(d)    Unexercisable(e)


Joseph Moscoviz	-0-       	-0-            0/150,000             0-/-0-



	In November, 1994, the Board of Directors granted stock options in the amount of 120,000 Shares to Benjamin Sporn, 80,000 Shares to Barry Braunstein
 and 50,000 Shares to Tzvi Siegel and in November 1995, the Board of
Directors granted stock options in the amount of 80,000 Shares to Heather Loren and 100,000 Shares to Joel Golevensky. The options are exercisable for six years from the date of grant at $.06 per Share. The options vest at the rate of 25% of such grant per year with the first installment exe able December 31, on the year following the year of grant. As part of a marketing agreement, the Company granted Quest Enterprises, Inc., a stock option to purchase 100,000 Shares of Common Stock, which is currently exercisable at $.06 per Share and in May 1995 additional stock options to purchase 966,200 Shares at $.06875 per Share exercisable at the rate of 25% per year with the first installment starting May 23, 1996. Mr. Septimus owns
 50% of the Quest Enterprises, Inc.  See "Certain Relations and Rela
Transactions."

 	The Shareholders in 1992 approved an amendment to the Company's By-Laws to provide that the Company may pay the Board of Directors annual and/or per meeting Director's Fees. The Company intends to compensate outside directors
 $6,000 per year.

Stock Option Plan

	In November 1990, the Company's Board of Directors adopted, and its Shareholders approved, the 1990 Stock Option Plan (the "Plan"), which was amended by the Shareholders at the 1994 annual meeting and provides for the grant of incentive and/or non-qualified stock options to purchase up to 2,500,000 shares of Common Stock to any officer, director, consultant or employee when the Board, in its sole discretion, determines that a grant of options to such person would be in the best interests of the Company. T
 Shares issuable under the plan to 8,000,000.   Incentive stock options
granted under the Plan shall be pursuant to a written agreement for a term not exceeding ten (10) years (five (5) years for Shareholders owning more than ten percent (10%) of the Common Stock of the Company). The exercise price of the options shall be established by the Board at the time of grant of the option but cannot be less than one hundred percent (100%) of the fair market value at the time of grant of the option. If the recipie st one hundred and ten percent (110%) of the fair market value of the underlying Common Stock at the time of grant. The aggregate fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Other terms and conditions of options granted under the Plan, which expires November 2000, are determined by the Board of Directors. The number of s
, stock dividend, recapitalization, combination, subdivision, issuance of
rights or other similar corporate change.   Persons who are residents of the
State of Israel for the purpose of the Israeli Currency Control Regulations, who own more than 5% of the total outstanding shares of the Company would be required to get the consent of the Bank of Israel to accept offers of stock options from the Company.



CERTAIN TRANSACTIONS


	In January 1993, the Company entered into an agreement with Quest Enterprises, Inc. ("Quest"), of which Barry Septimus, a principal shareholder of the Company, owns 50%, to provide marketing, consulting and other services as reasonably required by the Company for the purpose of securing for the Company research and development contracts, joint development programs, strategic partnerships, business opportunities and production and sales contracts with North American Companies and other entities on an exclus penses (reduced from $6,000 per month). In addition, in the event that the services provided by Quest to the Company result in a contract being awarded to the Company, Quest will be entitled to a commission in the amount of 1.5% of the revenues received. In September 1996, Quest voluntarily reduced this percentage to 1% at the same time as the Company employed Ron Levy who is to receive .05% of U.S. sales. In the event that the services provided by
Quest result in a joint venture or other equity arrange e equity position in such joint venture not to exceed 15% of the equity of the joint venture. Quest is also entitled to 25% of any royalties received by the Company from parties introduced to the Company by Quest. The Company also granted Quest in January 1993 an option to acquire 100,000 shares of Micel Corp. Common Stock exercisable at $.06 per share, to the extent of 25,000 options immediately and 25,000 options each year commencing on January
 15, 1994.  The option expires three years after termination

	In August 1994, Quest agreed to assist Microkim in management and operations. In November 1994, the Shareholders approved the issuance of a warrant to Quest to purchase 614,365 shares of Common Stock of the Company at
 $.06 per share. In May 1995, the Board of Directors granted Quest a stock option exercisable to purchase an additional 966,200 shares of Common Stock at $.06875 per share. The options vest at a rate of 25% per year, with the first installment vesting on May 23, 1996. In August 1996, the C es issuable under the Plan, an additional option to purchase 1,000,000 shares of Common Stock, $.001 par value, at $.20 per share, exercisable in four equal annual installments commencing on August 18, 1997.

	In September 1994, the Company sold 11,200,000 shares of Common Stock in a private placement at $.05 per Share. The family of Barry Braunstein purchased 1,000,000 Shares, Barry Septimus purchased 2,000,000 Shares and
Bonnie Septimus purchased 1,000,000 Shares. In addition, the children of Bonnie and Barry Septimus purchased an aggregate of 3,500,000 Shares. As of March 1996, independent children of Barry Septimus purchased 500,000 Shares of the Company at $.05 per Share and Benjamin Sporn purchase 360,0


	In August 1996, the Board of Directors approved, subject to obtaining shareholder approval of the proposal to amend the Plan, options to each of the current directors to purchase 250,000 shares of Common Stock at $.20 per share, exercisable in four equal annual installments, commencing on August 18, 1997. In addition, the Company granted to Mr. Mark Loren, consultant to the Company, and father of Ms. Heather Loren, a director of the Company, an option to purchase 500,000 shares of Common Stock on the same

PROPOSAL 2

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS


		The Board of Directors has appointed Arthur Andersen & Co., independent public accountants, to audit the accounts of the Company for the fiscal year ending September 30, 1996.  Arthur Andersen & Co. also audited the accounts of the Company for the fiscal years ended September 30, 1992 through 1995.
Arthur Andersen & Co. has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors.  Although the selection and app
 deem it desirable to obtain the shareholders' ratification and approval of this appointment.

		Representatives of Arthur Andersen & Co. are expected to be present at the
Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

		Approval of the proposal requires the affirmative vote of a majority of the
 Shares voted with respect thereto.  In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.


PROPOSAL 3

AUTHORIZATION OF A ONE FOR TEN REVERSE STOCK SPLIT

The Board of Directors of the Company has adopted a proposal declaring advisable an amendment to the Certificate of Incorporation of the Company to effect a one-for-ten reverse stock split of all of the authorized and outstanding Common Stock. As of October 1, 1996, the Company had authorized 85,000,000 shares of Common Stock, $.001 par value. As of that date, there were issued and outstanding 53,153,800 shares of Common Stock. Except for the receipt of cash in lieu of fractional interest, the proposed re

The Company also had, as of October 1, 1996, 5,000,000 shares of Preferred Stock authorized of which 810 were previously issued but none of which is currently outstanding. The Preferred Stock will not be affected by the proposed reverse split.

The amendment will not have any material impact on the aggregate capital represented by the Shares for financial statement purposes. Adoption of the reverse stock split will reduce the number of presently outstanding shares, as indicated on the table below and will provide for a corresponding increase in the par value from $.001 per Share to $.01 per Share. The Certificate of Incorporation will in the process be amended to set the number of authorized shares of Common Stock at 25,000,000, $.01 par value.
 any resulting fractional share, or both, in exchange for ten currently outstanding Shares.


Class of Stock		Outstanding Before Split			Outstanding After Split

Common Stock		           53,153,800	 			5,315,380


	The number of outstanding shares after the reverse stock split is approximate. Except for changes resulting from the reverse stock split and the increase in the par value from $.001 to $.01 par value, the rights and privileges of holders of Shares of Common Stock will remain the same, both before and after the proposed reverse stock split.

Reasons for the Reverse Stock Split

Management believes that the decrease in the number of Shares of Common Stock outstanding as a consequence of the proposed reverse stock split should increase the per Share price of the Common Stock, which may encourage greater interest in the Common Stock and possibly promote greater liquidity for the Company's Shareholders. However, the increase in the per Share price of the Common Stock as a consequence of the proposed reverse stock split may be proportionately less than the decrease in the number of Sh ially or entirely offset by the reduced number of Shares outstanding after the proposed reverse stock split. Nevertheless, the proposed reverse stock split could result in a per Share price that adequately compensates for the adverse-impact of the market factors noted above. There can, however, be no assurance that the favorable effects described above will occur, or that any increased per Share price of the Common Stock resulting from the proposed reverse stock split, if attained, will be maintained for sactions or business combinations which would qualify the Company for deregistration of the Common Stock from the reporting and other requirements of Federal securities laws.

The amendment, if adopted, will also increase the par value per share of the Company's authorized Shares of Common Stock from $.001 to $.01. The increase in the par value per Share is intended to maintain the Company's capital stock accounts at current levels.

It is expected that if the shareholders authorize this amendment that the filing of the Certificate of Amendment will occur as soon as practical after
the date of the Shareholders meeting.   The proposed reverse stock split will
 become effective on the effective date of that filing (the "Effective Date"). Commencing on the Effective Date, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of Shares resulting from the reverse stock sp n connection with the reverse stock split. Rather, new stock certificates reflecting the number of Shares resulting from the stock split will be issued only as currently outstanding certificates are transferred. However, the Company will provide shareholders with instructions as to how to exchange their certificates and encourage them to do so. The company will obtain a new CUSIP number for its Shares.

To the extent a Shareholder holds a number of Shares that would result in a residual fractional interest, the Company will pay, as soon as is practicable after the Effective Date, $.50 for each Share of Common Stock outstanding prior to the reverse stock split that comprises the factional interest. Shareholders will not have the opportunity on or after the Effective Date to round off their shareholdings to avoid resulting fractional interest. The $.50 price per Share figure for the Common Stock purchased s reported on September ___, 1996. In view of this, the management of the Company believes that the $.50 price per Share figure is fair to all of the shareholders whose fractional interests are retired, the other shareholders of the Company and the Company. As of September 16, 1996, the Company has ____ Shareholders of record and believes that the approximate total number of beneficial holders of the Common Stock of the Company to be approximately 1,000 based upon information received from the transfer ag any estimates that, based upon the shareholdings as of September 16, 1996, it will continue to have approximately the same number of shareholders after the reverse stock split is effected as it did prior to the reverse split.

There can be no assurance that the market price of the Shares after the proposed reverse stock split will be ten the market price before the proposed reverse stock split, or that such price will either exceed or remain in excess of the current market price.

Warrants, Options and Preferred Stock

The Company currently has outstanding warrants owned by one entity exercisable to purchase 614,365 Shares. In addition, there are stock options outstanding under the Companys stock option plans to purchase approximately 2,041,200 Shares and 3,500,000 additional shares subject to approval by the Shareholders of Proposal 4 herein. After approval of the reverse stock split, the number of Shares to be issued upon exercise of the outstanding warrants and options will be reduced to one-tenth of the previous am

Federal Income Tax Consequences

The federal income tax consequences of the proposed reverse stock split will be as set forth below. The following information is based upon existing law which is subject to change by legislation, administrative action and judicial decision and is therefore necessarily general in nature. Therefore, shareholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.

1	The proposed reverse stock split will be a tax-free recapitalization of the
Company and its shareholders to the extent that currently outstanding shares of stock are exchanged for other shares of stock after the split.

r shares of stock after the split.

2 The new shares of Common Stock in the hands of a Shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of stock held by that Shareholder immediately prior to the proposed reverse stock split if no fractional shares are present. If fractional shares are present as a result of the split, and the shareholder realizes a gain on the exchange, the shareholder will recognize a taxable gain equal to the lesser of the cash received or the gain realize red until the shareholder disposes of the new stock in a taxable transaction.
  The stockholder's basis in the new stock is equal to the basis in the stock exchanged, less any cash received plus gain recognized, if any.

3 Shareholders who receive cash for fractional shares will be treated as if they had received such fractional shares and then sold them to the Company. Such shareholders will recognize gain or loss equal to the difference between the amount of cash received and their basis in the stock exchanged.

Approval Required

The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment.


	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A ONE FOR TEN REVERSE STOCK
SPLIT.

PROPOSAL 4

AMENDMENT TO 1990 STOCK OPTION PLAN

		There will be presented to the shareholders at the Annual Meeting a proposal to amend the 1990 Stock Option Plan (the "Plan") to increase the number of Shares of Common Stock which may be issued under the Plan from
2,500,000 Shares to 8,000,000 Shares.

		This amendment was approved by the Board of Directors, subject to Shareholder approval. It will become effective on the date of the Annual
Meeting if a majority of the Shares represented in person or by proxy is voted in favor of the amendment.

		As of September 9, 1996, 2,041,200 of the 2,500,000 Shares authorized for issuance under the Plan as previously approved by Shareholders, were covered by outstanding unexercised options. 1,075,000 Shares are exercisable at $.06 per Share and 966,200 at $.068575 per Share.

In addition, the Company entered into an employment agreement with Mr. Ron Levy who will be the President of the Company, which provides that, subject to the approval by the Shareholders of this amendment to the 1990 Stock Option Plan at this meeting, he shall receive an incentive stock option to purchase 1,000,000 shares of Common Stock of the Company at $.20 per Share, exercisable until October 1, 2001, in equal annual quarterly installments commencing on October 1, 1997. In the event that this amendment f which have been discussed or are contemplated.

		The Board of Directors has determined that it is in the best interest of the Company to maintain the availability of this important incentive program by increasing the number of Shares covered by the Plan.

		The Plan permits the grant of options under incentive stock option agreements ("Incentive Options") or non-statutory stock option agreements ("Non-Statutory Options"). The Plan is administered by the Board of Directors. Those persons eligible to participate are officers, Directors and other key employees and consultants of the Company. The Board has sole discretion to determine from among eligible persons those to whom, and the time or times at which, options may be granted, the number of Shares to be

		The Plan prohibits the granting of an Incentive Option if the aggregate fair market value of Shares relating to Incentive Options which are exercisable by an optionee for the first time during any calendar year exceeds $100,000.

		The Company has also granted, subject to the approval by the Shareholders of this Proposal, an option to Quest Enterprises, Inc. (Quest) to purchase
1,000,000 shares of Common Stock.   See Certain Transactions for a
description of the services that Quest provides to the Company.  The option is exercisable to purchase the stock at $.20 per Share for a period of five years and vesting in equal quarterly annual installments commencing August
18, 1997.  On the same terms set forth above, the Company also

		The number of Shares subject to the options described above do not take into consideration the proposed one-for-ten reverse stock split described in
Proposal 3 in this proxy.  If the reverse split amendment is approved by the
Shareholders, the number of Shares subject to these options would be one-
tenth and the exercise price would be multiplied by ten.

		The per Share exercise price of the Shares subject to each Incentive Option may not be less than the fair market value of the Shares on the date the
Incentive Option is granted.  Incentive Options must be granted within ten years from the effective date of the Plan and the period for exercise of each Incentive Option cannot exceed ten years form the date of grant.  The exercise price of any Incentive Option granted to a shareholder owning more than 10% of the outstanding Shares must be not less than 110%
xceed five years.

		No incentive Stock Option may be exercised unless and until the optionee has remained in the employ of the Company or its subsidiaries or providing services as a consultant for one year from the date of grant, except in the case of death, retirement or disability as described below.  No Option will be transferable by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee the Option will be exercisable only by him.
bed below.  No Option will be transferable by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee the Option will be exercisable only by him.

		 In the event of termination of employment, other than by death or disability of an optionee who has remained in the employ of the Company for one year after grant of the Option, the optionee will have three months after such termination within which to exercise the Option to the extent it was exercisable at the date of such termination (subject to the requirement that the Option be exercised, if at all, no later than the date of expiration).
Upon termination of employment of an optionee by reason of dea extent it was exercisable on the date of such termination.

MANAGEMENT RECOMMENDATION

		By affording key present or future employees and consultants of the Company an opportunity to acquire or increase their proprietary interest in the
Company and by thus encouraging such individuals to become owners of the
Company's Common Stock, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

		To the extent that the Directors will be receiving stock options in the event that this proposal is approved by the Shareholders, the Directors would be deemed to have an interest in the outcome of the vote.

		FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS TO THE COMPANY'S
SHAREHOLDERS THAT THEY VOTE FOR APPROVAL OF AN INCREASE IN THE NUMBER OF
SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN.


VOTE REQUIRED

		The affirmative vote of the majority of the votes represented in person or by proxy is required for approval of the amendment to the Plan to increase the number of options.  Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

GENERAL


		The management of the Company does not know of any matters other than those stated in this proxy statement which are to be presented for action at the meeting.  If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies.  Discretion or authority to vote on such matters is conferred by such proxies upon the persons voting them.

		The Company will, of course, be assembling and mailing the proxy statement and other material which may be sent to the shareholders in connection with this solicitation.  In addition to this solicitation of proxies by the use of mails, officers and regular employees may solicit the return of proxies.
Costs for soliciting proxies will be borne by the Company.  The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy mat

		The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the
Audited Financial Statements for the year ended September 30, 1995 (as filed with the Securities and Exchange Commission).  All such requests should be directed to Micel Corp., 445 Central Avenue, Cedarhurst, New York  11516.

		All proposals of shareholders intended to be included in the proxy statement to be presented in the 1996 Annual Meeting materials must be received by the Company's offices at 445 Central Avenue, Cedarhurst, New York
  11516, no later than May 1, 1997.


Dated: October 10, 1996


						By Order of the Board of Directors


						Marvin Neiman, Secretary

PROXY

This Proxy is Solicited

 on Behalf of the Board of Directors


MICEL CORP.
445 CENTRAL AVENUE
CEDARHURST, NEW YORK 11516


		The undersigned hereby appoints David Selengut and _______________ as
Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of the
Common Stock of Micel Corp. held of record by the undersigned on October 11,
1996 at the Annual Meeting of Shareholders to be held on November 13, 1996 or any adjournment thereof.


1.	Election of Directors		FOR all nominees listed below
					(except as marked to the contrary below)

					WITHHOLD AUTHORITY
					to vote for all nominees below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

Benjamin Sporn,
Barry Braunstein, Heather Loren, Ron Levy

2.	To ratify the appointment of Arthur Andersen & Co. as the independent auditors for the Company for the fiscal year ending September 30, 1996.

	FOR     			AGAINST     		ABSTAIN


3.		To authorize a one-for-ten reverse stock split of the Companys Common
Stock.

	FOR     			AGAINST     		ABSTAIN

4.	To approve an amendment to the Companys 1990 Stock Option Plan increasing the number of shares of Common Stock which may be issued under the Plan from 2,500,000 to 8,000,000.

	FOR     			AGAINST     		ABSTAIN


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.


					Dated:                                   , 1996



							 Signature


					___________________________________
						    Signature if held jointly



When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a Company, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.